UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2009
Electro-Optical Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51481 (Commission File Number)	13-3986004 (IRS Employer Identification No.)

3 West Main Street, Suite 201, Irvington, New York (Address of principal executive offices)	10533 (Zip Code)
Registrant’s telephone number, including area code (914) 591-3783
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01 — Other Events
On February 13, 2009, the Registrant issued a press release announcing the results of the MelaFind® clinical trials program. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated February 13, 2009, titled “Electro-Optical Sciences Announces Positive Top-Line Results from Landmark MelaFind® Pivotal Trial”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro-Optical Sciences, Inc.
Date: February 13, 2009	By:	/s/ Richard I. Steinhart
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated February 13, 2009, titled “Electro-Optical Sciences Announces Positive Top-Line Results from Landmark MelaFind® Pivotal Trial”